================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                CORTLAND BANCORP
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD TUESDAY, APRIL 8, 1997

                                CORTLAND BANCORP
                              194 WEST MAIN STREET
                              CORTLAND, OHIO 44410

March 14, 1997

TO THE HOLDERS OF SHARES OF COMMON STOCK:

                  NOTICE IS HEREBY GIVEN that, pursuant to call of its Directors, the regular Annual Meeting of Shareholders (the "Annual Meeting") of Cortland Bancorp (the "Corporation") will be held at the Corporation's principal office, 194 West Main Street, Cortland, Ohio 44410, Tuesday, April 8, 1997, at 7:00 P.M., for the purpose of considering and voting upon the following matters:

                  1.       To elect Directors; and

                  2. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

                  Only shareholders of record at the close of business on March 3, 1997, shall be entitled to notice of the meeting and to vote at the meeting or at any adjournment thereof.

                       By Order of the Board of Directors
                             /s/ Dennis E. Linville
                               Dennis E. Linville
                                    Secretary

WE URGE YOU TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                CORTLAND BANCORP
                               194 W. MAIN STREET
                              CORTLAND, OHIO 44410

                                 PROXY STATEMENT

                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cortland Bancorp, an Ohio Corporation (the "Corporation"), of Proxies in the accompanying form to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") of the Corporation to be held on April 8, 1997, at 7:00 P.M., at the principal office of the Corporation, 194 W. Main Street, Cortland, Ohio 44410. This Proxy Statement and Proxy are first being sent to Shareholders on or about March 14, 1997.

         All costs of solicitation of the Proxies will be borne by the Corporation. Solicitation will be made by mail. Proxies may be further solicited at no additional compensation by officers, directors, or employees of the Corporation by telephone, written communication or in person. The Corporation will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for expenses reasonably incurred by them in sending proxy material to the beneficial owners of shares of common stock of the Corporation ("Common Shares"). No solicitation is to be made by specially engaged employees or other paid solicitors.

         A Proxy for use at the Annual Meeting accompanies this Proxy Statement and is solicited by the Board of Directors of the Corporation. A shareholder of the Corporation may use his Proxy if he is unable to attend the Annual Meeting in person or wishes to have his Common Shares voted by proxy even if he does attend the Annual Meeting. Without affecting any vote previously taken, any shareholder executing a proxy may revoke it at any time before it is voted by filing with the Secretary of the Corporation, at the address of the Corporation set forth on the cover page of this Proxy Statement, written notice of such revocation; by executing a later-dated proxy which is received by the Corporation prior to the Annual Meeting; or by attending the Annual Meeting and giving notice of such revocation in person. ATTENDANCE AT THE ANNUAL MEETING WILL NOT, IN AND OF ITSELF, CONSTITUTE REVOCATION OF A PROXY.

         The Cortland Savings & Banking Company (the "Bank") is a wholly-owned subsidiary of the Corporation.

                                     VOTING

         Only those shareholders of record at the close of business on March 3, 1997, will be entitled to vote at the Annual Meeting. The holder of Common Shares is entitled to one vote for each Common, and fractional vote on each fractional Common Share held on all matters including the election of Directors.

         In the election of Directors, pursuant to Ohio law and the Corporation's By-laws, the nominees receiving the greatest number of votes will be elected. Common Shares as to which the authority to vote is withheld and broker non-votes are not counted toward the election of Directors, or toward the election of the individual nominees specified in the Proxy.

                            CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of January 31, 1997, certain information with respect to the only person known to the Corporation to be beneficial owner of more than five percent (5%) of the outstanding Common Shares. The Common Shares represent the Corporation's only class of stock.

          NAME & ADDRESS OF                         NUMBER OF SHARES
          BENEFICIAL OWNER                       BENEFICIALLY OWNED (1)        PERCENT (2)
          ----------------                       ----------------------        -----------
         National City Bank                            72,654 (3)                 6.63%
         National City Center
         1900 East Ninth Street
         Cleveland, Ohio 44114-3484

         1.       Represents sole voting and investment power.

         2.       Based upon 1,095,455 outstanding Common Shares as of January
                  31, 1997.

         3. Information regarding number of shares was received from National City Bank verbally.

                              ELECTION OF DIRECTORS

         The Code of Regulations for the Corporation, adopted April 13, 1993, provides for a classified Board of Directors. Under Section 2.02(D) of the Code of Regulations, the Board of Directors is divided into three classes as nearly equal in number as the then fixed number of directors permits, with the term of office of one class expiring each year. Each director will hold office until the Annual Meeting for the year in which his term expires and until his successor is duly elected and qualified, or until his earlier resignation, removal from office or death.

 It is the intention of the persons named in the proxy to vote for the election of George E. Gessner, James E. Hoffman, III and Timothy K. Woofter.

         All nominees are presently members of the Board of Directors. All of the nominees have stated their willingness to serve and no reason is presently known why any of the nominees would be unable to serve as a Director. Each Proxy will be voted for such nominees unless the Proxy otherwise directs.

         There are no family relationships among the executive officers and/or Directors of the Corporation. Each of the nominees and Directors listed below has furnished to the Corporation the information set forth with respect to his principal occupation or employment and his beneficial ownership of securities.

                  NOMINEES FOR ELECTION WHOSE TERMS WILL EXPIRE IN 2000

                             PRINCIPAL          COMMON SHARES      PERCENT
                            OCCUPATION(S)        BENEFICIALLY     OF COMMON      DIRECTOR
NAME & AGE                   SINCE 1992        OWNED 1/31/97(1)   SHARES (2)      SINCE
----------                   ----------        ----------------   ----------      -----
George E. Gessner,         Attorney at Law,      4,826.792 (3)      .44           1987
         52                Gessner & Platt
                           L.P.A.

James E.                   Attorney & Presi-       624.212          .06           1984
  Hoffman, III,            dent Hoffman &
         45                Walker Co. L.P.A.

Timothy K. Woofter,        Exec. Vice Pres. of   8,190.534          .75           1985
         46                Stanwade Metals
                           Prod. until 6/1/94.
                           From June of 1994
                           to present, Presi-
                           dent and Director
                           of Stanwade Metals Prod.

            CONTINUING DIRECTORS WHOSE TERMS WILL EXPIRE IN 1999

P. Bennett Bowers,         Vice President &      4,424.965 (4)      .40           1988
         46                25% Owner Bowers
                           Insurance Agency,
                           Inc.

David C. Cole,             General Manager,        451.000 (5)      .04           1989
         38                Clyde Cole
                           Cadillac until
                           1992, General
                           Manager, Cole
                           Valley Motor Co.
                           since 1992.

Dennis E. Linville,        Executive Vice        2,593.061 (6)      .24           1988
         46                President, Corp.
                           Secy. of the
                           Corporation and
                           the Bank. Treasurer of
                           the Corporation
                           and the Bank from
                           1987-1992.


           CONTINUING DIRECTORS WHOSE TERMS WILL EXPIRE IN 1998

William A. Hagood,         Owner & President,      2,248.595            .21           1972
         65                Tri-City Mobile
                           Homes, Inc.

K. Ray Mahan,              President, Mahan       28,209.645 (7)       2.58           1976
         57                Packing Company.

Richard L. Hoover,         Vice Pres. of           3,368.000 (8)        .31           1980
         65                Sales & Consul-
                           tant, Apollo Com-
                           munications Sys-
                           tems, Inc. 1989-
                           1992; Consultant
                           & Sales Mgr, VMX,
                           Inc, 1992 & 1993;
                           Consultant & Major
                           Acct. Exec, VMX Inc.
                           1993 to 1994.

Rodger W. Platt,           President & Chair-      8,094.557 (9)        .74           1974
         61                man of the Board
                           of the Corp. and
                           President, Chair-
                           man of the Bank.

Executive Officers                                65,865.001 (10)      6.01
and Directors as a
Group (12 Persons)

     (1) Represents sole voting and investment power unless otherwise indicated.

     (2) Based upon 1,095,455 of the Corporation's Common Shares outstanding as of January 31, 1997.

     (3) Includes 3,048 Common Shares held in a voting trust of which Mr. George Gessner is the trustee and Mr. John F. Gessner is the beneficial owner.

     (4) Includes 3,310 Common Shares held in a voting trust of which Mr. P. Bennett Bowers is the trustee and Mr. Paul C. Bowers is the beneficial owner. The amount also includes 106 Common Shares owned by Laraine Bowers, Mr. P. Bennett Bowers' wife, in a self- directed IRA.

     (5) Includes 56 Common Shares owned by Marian Cole, Mr. Cole's wife, 121 Common Shares held by Marian Cole for Christopher Cole, and 24 Common Shares held by Marian Cole for Jonathan David Cole, Mr. Cole's children.


     (6) Includes 61 Common Shares owned by Erin Linville and 93.289 Common Shares owned by Brandon Linville, Mr. Linville's children.

     (7) Includes 7,089.411 Common Shares owned by Nancy Mahan, Mr. Mahan's wife and 1,708.934 Common Shares owned by Jill Mahan, Mr. Mahan's child.

     (8) Includes 1,709 Common Shares owned by Marlene Hoover, Mr. Hoover's wife.

     (9) Includes 342 Common Shares owned by Marie Platt, Mr. Platt's wife, 152 Common Shares owned by Julie Platt, and 221 Common Shares owned by Mark Platt, Mr. Platt's children. The amount also includes 35.159 shares owned by Julie Platt in a 401(k) Plan.

    (10)  See notes (1) through (9).

                      THE BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors of the Corporation held seven (7) meetings during the fiscal year ended December 31, 1996. Every Director, except William
A. Hagood, attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors, and (2) the total number of meetings held by all committees of the Board on which he served.

         The Corporation's Board of Directors does not have committees. The Bank's Board of Directors has an Audit Committee, which met six (6) times in 1996. Two (2) meetings were held prior to the April, 1996 reorganization of the committee at which Timothy K. Woofter, whose term had expired, was replaced by
K. Ray Mahan. David C. Cole and P. Bennett Bowers remained members throughout 1996. Mr. Woofter attended two meetings; Mr. Mahan attended four meetings; Mr. Cole attended six meetings; and Mr. Bowers attended four meetings. Each committee member attended 100% of the meetings they were eligible to attend except Mr. Bowers, who attended 66% of the meetings. The functions performed by the Audit Committee include the following: (1) to recommend to the Board of Directors independent accountants for the coming year; (2) to ensure that all director examinations and audits are in compliance with statutory requirements;
(3) to review and approve the audit plan of the external auditors; (4) to review non-audit services performed by external auditors; (5) to determine that a competent internal audit organization exists to meet the needs of the Corporation and Bank; (6) to review and approve the audit plan submitted by the General Auditor; (7) to receive periodic reports from the General Auditor regarding the completion of the audit schedule and the results of reviews performed by the internal audit function; (8) to receive on an annual basis a summary of internal audit activities, including a summary of the status of significant items disclosed during the year and an opinion on the adequacy of the organization's system of internal controls; (9) to review and approve audit policies; (10) to review the results of regulatory examinations and receive periodic updates on management's efforts to address any noted deficiencies or recommendations; (11) to review with representatives of the external audit firm periodic accounting and financial reports and to review the contents of the management letter issued by the external audit firm; and (12) to evaluate with the auditors and management the Corporation's and the Bank's compliance with banking regulations, other pertinent laws and internal guidelines on employee conduct and conflicts of interest.

         The Executive Compensation Committee consists of three members of the Bank's Board of Directors (George E. Gessner, William A. Hagood, and Richard L. Hoover) and the Bank's Vice President and Director of Human Resources, Stephen
A. Telego, Sr. Every member of the Executive Compensation Committee attended at least 75% of the committee's meetings during 1996. The Corporation does not compensate its employees or Directors. Instead, all employees of the Corporation are compensated in their capacities as employees of the Corporation and the Bank. It is the responsibility of the Executive Compensation Committee to establish and administer the Bank's compensation policies and to evaluate the performance of its executive officers.

         Neither the Corporation nor the Bank has a Nominating Committee.

                     REMUNERATION OF OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION
----------------------

         The following table sets forth cash compensation paid by the Bank to Rodger W. Platt, Chairman of the Board of Directors and President of the Corporation, as well as CEO, President and Chairman of the Bank, for services performed for the Corporation and the Bank. Mr. Platt is the only executive officer of the Corporation to earn salary and bonus in excess of $100,000, for the three fiscal years ended December 31, 1996.

                      SUMMARY COMPENSATION TABLE
                      --------------------------
                                                  ANNUAL         ALL OTHER
                                               COMPENSATION     COMPENSATION
----------------------------------------------------------------------------
NAME AND
PRINCIPAL
POSITION                            YEAR      SALARY ($)(1)       ($)(2)(3)
----------------------------------------------------------------------------
 Rodger W. Platt,                   1996        $ 161,405        $16,022.22
 President and Chairman of          1995          151,269         12,033.12
 the Board of the Corporation       1994          126,388         10,062.00
 and President, Chairman and
 CEO of the Bank

     (1) The salary amounts listed for each of the above years include $6,000 in Directors' fees for serving as a Director of the Bank.

     (2)  Includes Profit Sharing paid to employees December 31, 1994, December
          31, 1995 and December 31, 1996. Mr. Platt's share of the profit was calculated with the same formula used for all employees.

     (3) Includes a combination of non-elective contributions for Mr. Platt and employer matching of employee contributions up to two percent (2%) of salary under the Bank's 401(k) plan.

DIRECTORS' COMPENSATION
-----------------------

         The Directors of the Corporation do not receive remuneration for their service to the Corporation, however, the same persons that serve as Directors for the Corporation serve as Directors for the Bank. In 1996, each non-employee ("outside") Director for the Bank received fixed compensation for serving as a Director at the rate of $750 per month. Each employee ("inside") Director for the Bank received fixed compensation for serving as a Director at the rate of $500 per month. Neither the inside nor the outside Directors received any additional amounts for participation at Board of Directors' meetings, committee participation or special assignments.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Corporation and the Bank retained the legal services of Hoffman & Walker Co., L.P.A. during 1996. James E. Hoffman, III, is a member of the Corporation's Board of Directors. Mr. Hoffman is also a member of Hoffman & Walker Co., L.P.A. The amount of fees paid to Hoffman & Walker Co., L.P.A. by the Corporation and the Bank during 1996 was $13,009.50, which was approximately 6.5% of the law firm's gross revenues during 1996.

         The Corporation and Bank also retained the legal services of Gessner & Platt, L.P.A. Mr. George E. Gessner is a member of the Corporation's Board of Directors. Mr. Gessner is also a member of Gessner & Platt, L.P.A. The amount of fees paid to Gessner & Platt L.P.A. by the Corporation and the Bank during 1996 was less than five percent (5%) of the law firm's gross revenues during 1996.

                        REPORT ON EXECUTIVE COMPENSATION

         NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE CORPORATION'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THIS REPORT AND THE GRAPH SET FORTH ON PAGE 10, SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

         The executive officers of the Corporation receive no compensation from the Corporation. Instead, they are paid by the Bank for services rendered in their capacity as executive officers of the Corporation and the Bank.

         Pursuant to the compensation program, the executive officers of the Bank, including Mr. Platt, are evaluated on their performance. The ratings range from a top score of 5, which is superior rating; to a rating of 1, which represents a low rating, deficiency of job performance. The major areas of performance measurement are Job Knowledge/Information, Work Quality, Accuracy, Initiative, Originality, Customer Relations, Priority Setting, Ability To Provide Instruction to Staff, Subordinate Feedback and Overall Evaluation.

         In addition, key responsibilities and duties of the position are measured. For Mr. Platt, those key responsibilities are leadership, direction and guidance of Bank activities; keeping the Board of Directors informed on all significant Bank activities; initiating recommendations to the Board regarding competition, organizational changes, new products, and expansion of service area; communicating policies and goals to officers and department heads as well as monitoring employee morale; striving to maintain "esprit de corps" at a level conductive to high productivity; delegating responsibility; reviewing and evaluating performance of senior officers in carrying out their responsibilities; ensuring integrity of Bank assets; cultivating relationships with customers, the community and other bankers in order to monitor the needs of the marketplace and the services provided by competitors; maintaining relationships with stockholders of the Corporation and the outside financial community; exploring potential bank and non-bank business opportunities for enhancing the profitability; and providing guidance and direction for an on-going strategic planning process.

         At its June 6, 1996 Committee meeting, the Executive Compensation Committee reviewed the self-evaluation of Rodger W. Platt. The Committee was in concurrence with Mr. Platt's self-evaluation of a rating of a four and one half (4.5) which is "above expected". Based on the Bank's merit pay matrix, the Executive Compensation Committee approved and recommended to the Board of Directors that Mr. Platt's annual salary be adjusted to $160,225, effective June 1, 1996.

         The Executive Compensation Committee recommendations were made to the entire Board on June 11, 1996, and were approved by the Board for immediate implementation effective June 1, 1996.

                      THE EXECUTIVE COMPENSATION COMMITTEE

                                  Board Members
                                  -------------

                                George E. Gessner
                                William A. Hagood
                                Richard L. Hoover

                                     Advisor
                                     -------

                             Stephen A. Telego, Sr.
                               Vice President and
                           Director of Human Resources

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                  AMONG CORTLAND BANCORP, THE S&P 500 INDEX AND
              SNL SECURITIES INDEX OF BANKS ASSET-SIZE UNDER $500M

         The graph on the following page sets forth a comparison of five year cumulative total return among the Common Shares of Cortland Bancorp, the Standard & Poor's Index ("S&P 500 Index") and the SNL Securities Index of Banks with assets under $500 million for the fiscal years indicated. Information reflected on the graph assumes an investment of $100 each on December 31, 1991, in the Common Shares of Cortland Bancorp, the S&P 500 Index and the SNL Securities Index. Cumulative total return assumes reinvestment of all dividends. The Corporation is not among the banking companies included in the SNL Securities Index.


                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN
    Among Cortland Bancorp., S&P 500 INDEX AND SNL less than $500M Bank Index

                     12/31/91     12/31/92      12/31/93        12/31/94        12/31/95        12/31/96
Cortland Bancorp       100         113.07        142.86          199.53          240.89          313.48
SNL les than $500M     100         132.05        172.41          185.43          253.67           326.5
S&P 500                100         107.62        118.47          120.03          165.13          202.89

                                CORTLAND BANCORP

                    COMPARISON OF FIVE YEAR CUMULATIVE RETURN
       AMONG CORTLAND BANCORP, S&P INDEX AND SNL less than $500M BANK INDEX

           Period        Cortland        S&P 500   SNL less than 500M
           Ending        Bancorp                       Bank Index
          12/31/91       100.00           100.00        100.00

          12/31/92       113.07           107.62        132.05

          12/31/93       142.86           118.47        172.41

          12/31/94       199.53           120.03        185.43

          12/31/95       240.89           165.13        253.67

          12/31/96       313.48           202.89        326.50

                INDEBTEDNESS OF AND TRANSACTIONS WITH MANAGEMENT

         Some of the Directors, officers and affiliates of both the Corporation and the Bank are customers of and have banking transactions with the Bank. All of these transactions were in the ordinary course of the Bank's business during 1996 and up to the present time. All loans and commitments to loan included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the management of the Corporation, do not involve more than a normal risk of collectibility or present other unfavorable features.

           REPORTING PURSUANT TO SECTION 16 OF SECURITIES EXCHANGE ACT

         Under the securities laws of the United States, the Corporation's Directors, executive officers, and persons holding more than ten percent of the Common Shares are required to report their ownership of the Common Shares and any changes in that ownership to the Securities and Exchange Commission (the "Commission"). The Corporation is required to report in this Proxy Statement any omissions from such reports during the last fiscal year. According to the records of the Corporation, all of these filing requirements were satisfied by the Corporation's Directors and officers. In making these statements, the Corporation has relied upon the written representations of its Directors and officers and copies of the reports that they have filed with the Commission.

                                AUDITING MATTERS

         The reports of Packer, Thomas and Company on the Corporation's financial statements for the years ended December 31, 1995 and December 31, 1996, do not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         Representatives of Packer, Thomas and Company are not expected to be in attendance at the Annual Meeting.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, if any other matters requiring a vote of shareholders are properly presented to the meeting, it is intended that Proxies in the accompanying form will be voted on such other matters in accordance with the recommendations of the Board of Directors or in accordance with their best judgment on such matters.

                                  ANNUAL REPORT

         The 1996 Annual Report, including the required audited financial statements of the Corporation and related financial information, is enclosed with this proxy soliciting material.

         A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K
         INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT
         SCHEDULES, AS MAILED TO THE SECURITIES AND EXCHANGE
         COMMISSION, IS AVAILABLE WITHOUT CHARGE UPON WRITTEN
         REQUEST OF A SHAREHOLDER. PLEASE ADDRESS YOUR REQUEST TO
         DENNIS E. LINVILLE, SECRETARY, CORTLAND BANCORP, 194 WEST MAIN STREET, CORTLAND, OHIO 44410. [P.O. BOX #98], TELEPHONE (330) 637-8040. ADDITIONAL INFORMATION IS AVAILABLE ON THE WORLD WIDE
         WEB AT WWW.CORTLAND-BANKS.COM

                   PROPOSALS BY SHAREHOLDERS FOR 1998 MEETING

         If any shareholder of the Corporation wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of the Corporation to be held in 1998, the proposal must be received by the Corporation prior to the close of business on November 17, 1997.

                                  MISCELLANEOUS

         You are urged to mark, date, sign, and return your proxy promptly. For your convenience, a self-addressed envelope is enclosed on which no postage is required if mailed in the United States.

                                    By Order of the Board of Directors

                                    /s/ Dennis E. Linville
                                    Dennis E. Linville
                                    Secretary

March 14, 1997

                                       12

                                FORM OF PROXY
                               CORTLAND BANCORP

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               CORTLAND BANCORP


The undersigned holder of Common Shares of Cortland Bancorp. (The "Corporation") hereby appoints William A. Hagood, Richard L. Hoover and K. Ray Mahan, or any of them, each with power of substitution, as his proxies to attend the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 08, 1997 at 7:00 p.m. at the Corporation's principal office, 194 West Main Street, Cortland, Ohio, to vote as designated below upon the following matters:

(1)  FOR election as Directors                 WITHHOLD AUTHORITY
     of all nominees listed below.             to vote for all nominees
                                               listed below.


          ------------                               -------------

        George E. Gessner,   James E. Hoffman, III,   Timothy K. Woofter

(INSTRUCTIONS: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

          ------------------------------------------------------------

(2) In their discretion, the proxies are authorized to vote on the transaction of such other business as may properly come before the meeting.

             FOR                      AGAINST                       ABSTAIN
         ----                     ----                          ----

The Corporation's Board of Directors is not aware of any other matters that will be presented for action at said meeting.

SHARES WILL BE VOTED AS SPECIFIED, BUT IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES LISTED IN ITEM (1), AND, AT THE DISCRETION OF THE PROXIES, ON ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING.

Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is hereby acknowledged.
Please sign, date, and return this proxy promptly in the enclosed envelope.

Dated:                       , 1997
       ----------------------
Signed:
       ----------------------------
Signed:
       ----------------------------
Please sign exactly as the name appears
hereon.  If executor, trustee, etc.,
give full title.  If shares are
registered in two names, both
shareholders should sign.